EXECUTION COPY

COMCAST CORPORATION

41,471,376 Shares of Class A Common Stock par value $0.01 per share

276,731 Shares of Class A Special Common Stock par value $0.01 per share

REGISTRATION AGREEMENT

October 4, 2004

J.P. MORGAN SECURITIES INC.
    277 Park Avenue
   New York, NY 10172

JPMORGAN CHASE BANK
C/O J.P. MORGAN SECURITIES INC.
   277 Park Avenue
   New York, NY 10172

Dear Sirs and Mesdames:

        1. Introductory. Comcast Corporation, a Pennsylvania corporation (the “Company”), and JPMorgan Chase Bank, acting through J.P. Morgan Securities Inc. (together with JPMorgan Chase Bank, the “JPMorgan Parties”), as agent, have entered into a Program Agreement (the “Program Agreement”) dated October 4, 2004, relating to the purchase by JPMorgan Chase Bank or one of its affiliates of options to purchase up to 41,471,376 shares of Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”) of the Company and options to purchase up to 276,731 shares of Class A Special Common Stock, par value $0.01 per share (the “Class A Special Common Stock”) of the Company. In connection with its purchase of the options, J.P. Morgan Securities Inc. may from time to time execute sales (the “Sales”) of up to that number of shares of the Company’s Class A Common Stock and Class A Special Common Stock equal to the number of shares of Class A Common Stock and Class A Special Common Stock, respectively, described in Section 4(c) (together, the “Securities” and the sale of the last share of the foregoing being the “Final Sale”). In connection with the Program Agreement and the Sales, the Company and the JPMorgan Parties agree with each other as follows:

        2. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-3 (File No. 333-119161) including a prospectus, relating to the Securities. The Company may also file with the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement (the “Prospectus Supplement”) specifically relating to the Sales. Such registration statement, as amended at the time it becomes effective, is referred to herein as the “Registration Statement”. The related prospectus covering the Securities, as supplemented by any such Prospectus Supplement, in the form first used to confirm Sales is hereinafter referred to as the “Prospectus”. Any reference in this Agreement to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed after the effective date of the Registration Statement under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. The parties acknowledge that J.P. Morgan Securities Inc. proposes to offer the Securities for sale to the public as set forth in the Prospectus. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Program Agreement.

        3. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the JPMorgan Parties that:

     (a) Registration Statement and Prospectus. When filed with the Commission, and at the time it is declared effective by the Commission, the Registration Statement, as amended or supplemented, will comply in all material respects with the Securities Act, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; the Prospectus as of the date of the Prospectus, as amended or supplemented, as of the date of any such amendment or supplement, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the JPMorgan Parties furnished to the Company in writing by J.P. Morgan Securities Inc. expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.

     (b) Incorporated Documents. The documents incorporated by reference in the Prospectus, when they were filed with the Commission conformed in all material respects to the requirements of the Exchange Act and none of such documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (c) Financial Statements. The financial statements and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the schedules supporting such financial statements included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in the Registration Statement and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby.

     (d) No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, (i) there has not been any change in the capital stock or consolidated long-term debt of the Company, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority which loss or interference would reasonably be expected to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”), except in each case as otherwise disclosed in the Registration Statement and the Prospectus.

     (e) Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

     (f) Capitalization. All the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options granted or issued by the Company to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company that are owned directly or indirectly by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

     (g) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and the Program Agreement (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of each of the Transaction Documents and the consummation by it of the transactions contemplated thereby has been duly and validly taken.

     (h) This Agreement. Each of this Agreement and the Program Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, except as may be limited by applicable bankruptcy, insolvency or similar laws relating to or affecting the rights and remedies of creditors or by equitable principles, and except as rights of indemnity or contribution may be limited by applicable law.

     (i) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

     (j) No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents and the consummation by the Company of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except for such breaches, violations, defaults, liens, charges or encumbrances which would not reasonably be expected to have a Material Adverse Effect or result in liability to the JPMorgan Parties, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority except for such violations which would not reasonably be expected to have a Material Adverse Effect and except to the extent described in the No-Action Letters.

     (k) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required to be obtained by the Company for the execution, delivery and performance by the Company of each of the Transaction Documents, the Sales or the consummation by the Company of the transactions contemplated by the Transaction Documents, except for those already obtained, except for those that would not reasonably be expected to materially and adversely affect or delay the Transactions, and except for the filing of the Statement, the registration of the Securities under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the Sales by the JPMorgan Parties.

     (l) Legal Proceedings. Except as described in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents; to the knowledge of the Company no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus that are not so described and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed or described.

     (m) Independent Accountants. Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries are independent public accountants with respect to the Company and its subsidiaries as required by the Securities Act.

     (n) Investment Company Act. The Company is not and, after giving effect to the transactions contemplated by the Transaction Documents, will not be an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).

     (o) Accounting Controls. The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (p) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than with a JPMorgan Party) that would give rise to a valid claim against the Company or any of its subsidiaries or any JPMorgan Party for a brokerage commission, finder’s fee or like payment in connection with the Sales.

     (q) No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the Sales.

     (r) No Stabilization. Except as otherwise disclosed in the Registration Statement or Prospectus or as contemplated by this Agreement and the Program Agreement or as permitted by Regulation M under the Exchange Act in light of the transactions described in the Prospectus or otherwise not in violation of the Exchange Act, the Company has not taken, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Common Stock.

(s) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

     (t) Title to Intellectual Property. The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses except where such failure would not have a Material Adverse Effect and the conduct of their respective businesses will not conflict in any material respect with any such rights of others except where such conflict would not have a Material Adverse Effect, and the Company and its subsidiaries have not received any notice of any claim of infringement or conflict with any such rights of others except where such claim of infringement or conflict would not reasonably be expected to have a Material Adverse Effect.

     (v) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described.

     (w) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Prospectus, neither the Company nor any of its subsidiaries has received written notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course except, in each case, where such modification or revocation would not reasonably be expected to have a Material Adverse Effect.

        4. Representations, Warranties and Agreements of the JPMorgan Parties. Each JPMorgan Party represents and warrants to, and agrees with, the Company that:

     (a) Prospectus Delivery Period. J.P. Morgan Securities Inc. shall (1) provide the Company, in writing (which for the avoidance of doubt includes transmission by electronic mail) on a weekly basis, a reasonable estimate of (A) the number of shares of Class A Common Stock and Class A Special Common Stock it has sold as part of the Sales contemplated under this Agreement and (B) the number of shares of Class A Common Stock and Class A Special Common Stock it has sold to establish the initial “delta” hedge of JPMorgan Chase Bank and (2) within one (1) Business Day after the settlement of the Final Sale, notify the Company of the completion of Sales covering the

Securities issuable upon exercise of the options purchased by JPMorgan Chase Bank or its affiliates under the Program Agreement.

     (b) No Stabilization. Except as otherwise disclosed in the Registration Statement or Prospectus or as contemplated by this Agreement and the Program Agreement or as permitted by Regulation M under the Exchange Act in light of the transactions described in the Prospectus or otherwise not in violation of the Exchange Act, the JPMorgan Parties have not taken, and will not take, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Class A Common Stock or the Class A Special Common Stock.

     (c) Selling Restrictions. The number of shares of Class A Common Stock and Class A Special Common Stock sold pursuant to the Registration Statement shall not exceed the greater of (x) the number of shares of Class A Common Stock and Class A Special Common Stock, as the case may be, underlying the JPMorgan Options and (y) the sum of (1) the number of shares of Class A Common Stock and Class A Special Common Stock, as the case may be, sold pursuant to the Registration Statement prior to the beginning of the Averaging Period (as defined in the Program) and (2) the number of shares of Class A Common Stock and Class A Special Common Stock, as the case may be, sold by the JPMorgan Parties in order to hedge their exposure to the ownership of the JPMorgan Options.

     (d) Sales Timing. The JPMorgan Parties shall use commercially reasonable efforts to complete all Sales on or prior to the later of (x) the twenty-second (22nd) Clear Available Trading Day immediately following the day on which the Registration Statement is declared effective (excluding any Clear Available Trading Days that occur during the Averaging Period) and (y) December 17, 2004.

        5. Certain Agreements of the Company. The Company covenants and agrees with each JPMorgan Party that unless and until the Program Agreement is terminated:

     (a) Registration Statement Effectiveness; Filing of Prospectus. The Company will have the Registration Statement declared effective by the Commission no later than the beginning of the Averaging Period. The Company will file the Prospectus within the time periods specified by Rule 424(b) under the Securities Act and will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act until J.P. Morgan Securities Inc. has completed Sales covering the Securities issuable upon the exercise of the options purchased by JPMorgan Chase Bank or its affiliates under the Program Agreement.

     (b) Delivery of Copies. The Company will deliver to J.P. Morgan Securities Inc., without charge (i) a copy of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) as many copies of the Prospectus (including all amendments and supplements thereto) as J.P. Morgan Securities Inc. may reasonably request, until J.P. Morgan Securities Inc.

has completed Sales covering the Securities issuable upon the exercise of the options purchased by JPMorgan Chase Bank or its affiliates under the Program Agreement.

     (c) Amendments or Supplements. Before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time that the Registration Statement becomes effective, the Company will furnish to the JPMorgan Parties and counsel for the JPMorgan Parties a copy of the proposed amendment or supplement for review and will not file any such proposed amendment or supplement to which the JPMorgan Parties reasonably object.

     (d) Notice to the JPMorgan Parties. The Company will advise the JPMorgan Parties, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or the initiation or threatening of any proceeding for that purpose; (vi) of the occurrence of any event before the Final Sale has been settled as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

     (e) Ongoing Compliance of the Prospectus. If before the Final Sale has been settled (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will promptly notify the JPMorgan Parties thereof and forthwith prepare and, subject to paragraph (c) above, as promptly as practicable (but in no event later than two Business Days during the Averaging Period) following the date such event occurs or the first date such condition exists, as applicable, file with the Commission and furnish to the JPMorgan Parties, such amendments or supplements to the Prospectus as may be necessary so that the statements in the

Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

     (f) Blue Sky Compliance. The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as J.P. Morgan Securities Inc. shall reasonably request and will continue such qualifications in effect until the Sales have been completed; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

     (g) Earning Statement. The Company will make generally available to its security holders and the JPMorgan Parties as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

     (h) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Class A Common Stock or the Class A Special Common Stock.

     (i) Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (ii) the fees and expenses of the Company’s counsel and independent accountants; (iii) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the JPMorgan Parties may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the JPMorgan Parties not to exceed $5,000); (v) the cost of preparing stock certificates; and (vi) the costs and charges of any transfer agent and any registrar.

        6. Additional Covenants of the Company. Until the Final Sale has been settled and unless and until the Program Agreement is terminated, the Company agrees that:

     (a) As promptly as practicable, but in no event later than the Business Day following any date on which the Company issues its earnings release, the Company shall file a Current Report on Form 8-K under the Exchange Act relating to the results of operations announced in such earnings release. On the date the Registration Statement is declared effective, the date of the first Sale and any other date on which the Registration Statement or Prospectus is amended or supplemented or deemed to be amended or supplemented (each, an “Amendment Date”), the Company agrees to cause Deloitte & Touche LLP to deliver to the JPMorgan Parties a letter, dated such date, in form and substance reasonably satisfactory to the JPMorgan Parties, containing statements and information of the type customarily included in accountants “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus; provided that the letter delivered on each such date shall use a “cut-off” date no more than three Business Days prior to such date; provided further that in the case of any Amendment Date resulting from the issuance of an earnings release, such comfort letter shall be delivered no later than the second Business Day following the date of the release. Notwithstanding the foregoing, no such letter need be delivered on any Amendment Date unless on such Amendment Date the Registration Statement or Prospectus is amended or supplemented, or deemed amended or supplemented, to include new or revised financial information.

     (b) On the date the Registration Statement is declared effective, the Company shall cause to be delivered to the JPMorgan Parties an opinion of Pepper Hamilton LLP, outside counsel to the Company, in form and substance reasonably satisfactory to the JPMorgan Parties, to the effect set forth in Annex A; and on each Amendment Date, the Company shall cause to be delivered to the JPMorgan Parties an opinion of Pepper Hamilton LLP, outside counsel to the Company, dated the date of such Amendment Date, in form and substance reasonably satisfactory to the JPMorgan Parties, to the effect set forth in Annex B.

     (c) On the date the Registration Statement is declared effective, the Company shall cause to be delivered to the JPMorgan Parties an opinion of Arthur R. Block, Senior Vice President of the Company, in form and substance reasonably satisfactory to the JPMorgan Parties, to the effect set forth in Annex C; and on each Amendment Date the Company shall cause to be delivered to the JPMorgan Parties an opinion of Arthur R. Block, Senior Vice President of the Company, dated the date of such Amendment Date, in form and substance reasonably satisfactory to the JPMorgan Parties, to the effect set forth in Annex D.

     (d) Upon reasonable request by any JPMorgan Party on any Trading Day during the Averaging Period, Pepper Hamilton LLP, outside counsel to the Company, and Arthur R. Block, Senior Vice President of the Company shall provide a bring-down letter in the form of Annex E as promptly as reasonably practicable.

     (e) On the date the Registration Statement is declared effective, the date of the first Sale and each Amendment Date the Company shall furnish the JPMorgan Parties a certificate, dated such date, of any two of the following officers of the Company: the Chief Financial Officer, the Vice President and Corporate Controller, the Vice President-Finance, the Vice President and Treasurer or any Senior Vice President, in which such officers shall state, to the best of their knowledge after reasonable investigation, that: the representations and warranties of the Company in this Agreement are true and correct as of and as if made on such date; the Company has complied in all material respects with all agreements on its part to be performed hereunder at or prior to such date; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no Material Adverse Change, or any development involving a prospective Material Adverse Change.

     (f) The Company agrees to cause the chief financial officer or chief accounting officer, or, with the agreement of the JPMorgan Parties, his designee and either the general counsel or a senior counsel of the Company (and if reasonably requested by the JPMorgan Parties, outside counsel to the Company) to participate in bi-weekly telephonic due diligence sessions with representatives of the JPMorgan Parties and their counsel during the Prospectus Delivery Period. Such telephonic due diligence sessions shall be arranged by the JPMorgan Parties at such times, after market close in New York City, that are mutually convenient to the parties to this Agreement.

     (g) The Company shall furnish to the JPMorgan Parties on the date the Registration Statement is declared effective, satisfactory evidence of the corporate existence and, good standing of the Company and its Significant Subsidiaries in their respective jurisdictions of organization, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

     (h) On the date the Registration Statement is declared effective, the date of the first Sale and each Amendment Date, the Company shall furnish to the JPMorgan Parties such further certificates and documents as the JPMorgan Parties may reasonably request.

     All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the JPMorgan Parties.

        7. Indemnification and Contribution.

     (a) Indemnification of the JPMorgan Parties. The Company agrees to indemnify and hold harmless each JPMorgan Party, its affiliates, directors and officers and each person, if any, who controls such JPMorgan Party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus or caused by any omission or alleged omission (1) contained in a

Prospectus that was sent or given by or on behalf of such JPMorgan Party in connection with a sale occurring subsequent to the date on which the JPMorgan Parties have received written notice pursuant to Section 5(d)((iv), (v), (vi) or (vii) or Section 5(e) and prior to the JPMorgan Parties having received notice that the event or condition described in such previous notice has been remedied or (2) to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any JPMorgan Party furnished to the Company in writing by such JPMorgan Party expressly for use therein, it being understood and agreed that the only such information furnished by any JPMorgan Party consists of the information described as such in subsection (b) below.

     (b) Indemnification of the Company. Each JPMorgan Party agrees, severally and not jointly, to indemnify and hold harmless the Company, its affiliates, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such JPMorgan Party furnished to the Company in writing by such JPMorgan Party expressly for use in the Registration Statement and the Prospectus (or any amendment or supplement thereto), it being understood and agreed upon that the only such information furnished by any JPMorgan Party consists of the following information in the Prospectus furnished on behalf of each JPMorgan Party: (i) the JPMorgan name at the bottom of the cover page of the Prospectus and (ii) the second, third and fourth paragraphs and the second sentence of the seventh paragraph under the caption “Plan of Distribution” in the Prospectus.

     (c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 7, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 7 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 7. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any JPMorgan Party, its affiliates, directors and officers and any control persons of such JPMorgan Party shall be designated in writing by J.P. Morgan Securities Inc., any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

     (d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the JPMorgan Parties on the other from the Sales or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on the one hand and the JPMorgan Parties on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the JPMorgan Parties on the other shall be deemed to be in the same respective proportions as (a) an amount equal to (i) the aggregate sale price of the Securities sold by the JPMorgan Parties, minus (ii) the value of the JPMorgan Options (determined as of the Closing Date), plus (iii) the Aggregate Cash Payment and (b) an amount equal to (i) the value of the JPMorgan Options (determined as of the Closing Date), minus (ii) the Aggregate Cash Payment, bear to the aggregate sale price of the Securities sold by the JPMorgan Parties. The relative fault of the Company on the one hand and the JPMorgan Parties on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the JPMorgan Parties and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) Limitation on Liability. The Company and the JPMorgan Parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the JPMorgan Parties were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a JPMorgan Party be required to contribute any amount in excess of the amount by which the value of the JPMorgan Options (determined as of the Closing Date) less the Aggregate Cash Payment exceeds the amount of any damages that such JPMorgan Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The JPMorgan Parties’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

     (f) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

        8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the JPMorgan Parties set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any JPMorgan Party the Company or any of their respective representatives, officers or directors or any controlling person.

        9. Notices. All communications hereunder will be in writing and, if sent to the JPMorgan Parties, will be mailed, delivered or telegraphed and confirmed to or care of J.P. Morgan Securities

Inc., 277 Park Avenue, New York, NY 10172, Attention:  Equity Syndicate Desk, and to J.P. Morgan Securities Inc., 277 Park Avenue, New York, NY 10172, Attention: Equity Derivatives Group, Attention: David Seaman, with a copy to Davis Polk & Wardwell, 450 Lexington Ave, New York, NY 10017, Attention: Richard D. Truesdell, Jr. or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Comcast Corporation, 1500 Market Street, Philadelphia, PA, Attention: General Counsel, with a copy to Pepper Hamilton LLP, 3000 Two Logan Square, Philadelphia, PA 19103 Attention: Robert A. Friedel.

        10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

        11. Facsimile Signatures; Counterparts. This Agreement may be executed by facsimile and in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

        12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        13. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

        14. Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

        15. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto

        If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

COMCAST CORPORATION

/s/ William E. Dordelman

Name: William E. Dordelman Title: Vice President -- Finance

Agreed and Accepted: October 4, 2004

J.P. MORGAN SECURITIES INC.

By: /s/ Christopher Bishko
   Name: Christopher Bishko
   Title: Vice President

JPMORGAN CHASE BANK,
By: J.P. Morgan Securities Inc., as Agent

By: /s/ Christopher Bishko
   Name: Christopher Bishko
   Title: Vice President

ANNEX A

FORM OF THE OPINION OF OUTSIDE COUNSEL TO THE COMPANY

        The opinion of outside counsel to the Company to be delivered on the date the Registration Statement is declared effective, pursuant to Section 6(b) of the Registration Agreement shall be to the effect that:

1.

The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion; the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such opinion on the date specified therein; and no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or, to the best knowledge of such counsel, threatened by the Commission.

2.

The Registration Statement and the Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act.

3.

The Company has been duly organized and is validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

4.

The Company has full right, power and authority to execute and deliver each of the Transaction Documents and to perform its obligations thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

5.	The Registration Agreement has been duly authorized, executed and delivered by the Company.

6.	The Program Agreement constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

7.

No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required to be obtained by the Company for the execution, delivery and performance by the Company of each of the Transaction Documents and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except as have already been obtained and except for the registration of the Securities under the Securities Act, the filing of the Statement on Schedule TO pursuant to Rule 13e-4 promulgated by the Commission under the Exchange Act, and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Securities by the JPMorgan Parties or that would not be expected to materially and adversely affect or delay the Option Liquidity Program.

8.

The Company is not and, after giving effect to the transaction contemplated by the Transaction Documents, will not be an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

        Such counsel shall also state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel at which conferences the contents of the Registration Statement and the Prospectus and any amendment and supplement thereto and related matters were discussed and, although such counsel assumes no responsibility for the accuracy, completeness or fairness of the Registration Statement, the Prospectus and any amendment or supplement thereto (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement, at the time of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto as of its date and as of the date of such opinion contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and schedules, statistical data derived from such financial statements and other financial information contained therein, as to which such counsel need express no belief) in each case, relying on its beliefs as to materiality, in part upon the factual statements of officers and other representatives of the Company.

        The opinion of counsel described above shall be rendered to the JPMorgan Parties at the request of the Company and shall so state therein.

        Such opinion may state that such counsel’s opinion and belief is based upon its participation in the preparation of the Registration Statement and the Prospectus and any amendments or supplements thereto (but not including the documents incorporated therein by reference) and review and discussion of the contents thereof (including the documents incorporated therein by reference) but without independent check or verification.

        Such counsel may also state that because the primary purpose of its engagement was not to establish or confirm factual matters or financial or accounting matters, it is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or any amendment thereto. Such counsel may further advise that, without limiting the generality of the foregoing, it further advises that it assumes no responsibility for and has not independently verified the accuracy, completeness or fairness of any statistics derived from the financial statements, the financial statements and any schedules and other financial data included in the Registration Statement or any amendment thereto or in any document incorporated by reference therein, and has not examined the accounting or financial records from which such financial statements, statistics derived from the financial statements, schedules (if any) and relevant data are derived.

ANNEX B

FORM OF OPINION OF OUTSIDE COUNSEL TO THE COMPANY

        The opinion of outside counsel to the Company to be delivered on each Amendment Date, pursuant to Section 6(b) of the Registration Agreement shall be to the effect that:

1.

[If applicable] The statements in the Prospectus incorporated by reference from the Company’s Current Report on Form 8-K dated , to the extent that they constitute summaries of the terms of the Company’s capital stock, matters of law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects.*

        Such counsel shall also state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel at which conferences the contents of the Registration Statement and the Prospectus and any amendment and supplement thereto and related matters were discussed and, although such counsel assumes no responsibility for the accuracy, completeness or fairness of the Registration Statement, the Prospectus and any amendment or supplement thereto (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement, at the time of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto as of its date and as of such Amendment Date contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and schedules, statistical data derived from such financial statements and other financial information contained therein, as to which such counsel need express no belief) in each case, relying on its belief as to materiality, in part upon the factual statements of officers and other representatives of the Company.

        The opinion of counsel described above shall be rendered to the JPMorgan Parties at the request of the Company and shall so state therein.

        Such opinion may state that such counsel’s opinion and belief is based upon its participation in the preparation of the Registration Statement and the Prospectus and any amendments or supplements thereto (but not including the documents incorporated therein by reference) and review and discussion of the

* This opinion will be delivered to the extent the Registration Statement is amended or supplemented via an 8-K filing, subsequent to the effective date of the Registration Statement.

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content thereof (including the documents incorporated therein by reference) but without independent check or verification.

        Such counsel may also state that because the primary purpose of its engagement was not to establish or confirm factual matters or financial or accounting matters, it is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or any amendment thereto. Such counsel may further advise that, without limiting the generality of the foregoing, it further advises that it assumes no responsibility for and has not independently verified the accuracy, completeness or fairness of any statistics derived from the financial statements, the financial statements and any schedules and other financial data included in the Registration Statement or any amendment thereto or in any document incorporated by reference therein, and has not examined the accounting or financial records from which such financial statements, statistics derived from the financial statements, schedules (if any) and relevant data are derived.

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ANNEX C

FORM OPINION OF THE COMPANY’S INSIDE COUNSEL

        The opinion of inside counsel to the Company to be delivered on the date the Registration Statement is declared effective, pursuant to Section 6(c) of the Registration Agreement shall be to the effect that:

1.

The documents incorporated by reference in the Prospectus (other than the financial statements and related schedules therein and statistical data derived from such financial statements, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder.

2.

The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

3.

All the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company that are owned directly or indirectly by the Company have been duly and validly authorized and issued, are fully paid and non-assessable.

4.

To the knowledge of such counsel, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which are required to be disclosed in the Registration Statement or Prospectus or in any of the documents incorporated by reference therein, that are not so disclosed as required; and to the knowledge of such counsel, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

5.	The descriptions in the Prospectus of statutes, legal, governmental and regulatory proceedings and contracts and other documents (including without limitation the Transaction Documents) are accurate in all material respects; the statements in the Prospectus under the heading “Description of Common Stock”, in the Prospectus incorporated by reference from Item 3 of Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 and in the Registration Statement in item 15, to the extent that they constitute summaries of the terms of the Company’s capital stock, matters of law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects.

6.

The execution, delivery and performance by the Company of each of the Transaction Documents and compliance by the Company with the terms of, and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject and of which I have knowledge, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any United States or Pennsylvania law or statute or any judgment, order or regulation of any court or arbitrator or governmental or regulatory authority except to the extent described in the No-Action Letters and except, in the case of clauses (i) and (iii) above and clause (ii) above to the extent it relates to subsidiaries, for such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

        Such counsel shall also state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel at which conferences the contents of the Registration Statement and the Prospectus and any amendment and supplement thereto and related matters were discussed and, although such counsel assumes no responsibility for the accuracy, completeness or fairness of the Registration Statement, the Prospectus and any amendment or supplement thereto (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement, at the time of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto as of its date and as of the date of such opinion contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and schedules, statistical data derived from such financial statements and other financial information contained therein, as to which such counsel need express no belief).

The opinion of counsel described above shall be rendered to the JPMorgan Parties at the request of the Company and shall so state therein.

ANNEX D

FORM OPINION OF THE COMPANY’S INSIDE COUNSEL

        The opinion of inside counsel to the Company to be delivered on each Amendment Date, pursuant to Section 6(c) of the Registration Agreement shall be to the effect that:

1.

[If applicable] The statements in the Prospectus incorporated by reference from the Company’s Current Report on Form 8-K dated ________________, to the extent that they constitute summaries of the terms of the Company’s capital stock, matters of law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects.

        Such counsel shall also state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel at which conferences the contents of the Registration Statement and the Prospectus and any amendment and supplement thereto and related matters were discussed and, although such counsel assumes no responsibility for the accuracy, completeness or fairness of the Registration Statement, the Prospectus and any amendment or supplement thereto (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement, at the time of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto as of its date and as of such Amendment Date contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and schedules, statistical data derived from such financial statements and other financial information contained therein, as to which such counsel need express no belief).

The opinion of counsel described above shall be rendered to the JPMorgan Parties at the request of the Company and shall so state therein

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ANNEX E

FORM OF BRING DOWN LETTER OF [INSIDE COUNSEL] [OUTSIDE COUNSEL] TO THE COMPANY

        The bring down letters of outside counsel and inside counsel to the Company to be delivered pursuant to Section 6(d) of the Registration Agreement shall be to the effect that:

        Such counsel shall also state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants and counsel at which conferences the contents of the Registration Statement and the Prospectus and any amendment and supplement thereto and related matters were discussed and, although such counsel assumes no responsibility for the accuracy, completeness or fairness of the Registration Statement, the Prospectus and any amendment or supplement thereto (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement, at the time of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto as of its date and as of the date of such opinion contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and schedules, statistical data derived from such financial statements and other financial information contained therein, as to which such counsel need express no belief). Outside counsel, may, in each case, rely on its judgment as to materiality, in part upon the factual statements of officers and other representatives of the Company.

The bring down letter described above shall be rendered to the JPMorgan Parties at the request of the Company and shall so state therein.

Such opinion, in the case of outside counsel to the Company, may state that such counsel’s opinion and belief is based upon its participation in the preparation of the Registration Statement and the Prospectus and any amendments or supplements thereto (but not including the documents incorporated therein by reference) and review and discussion of the content thereof (including the documents incorporated therein by reference) but without independent check or verification.

        Such counsel, in the case of outside counsel to the Company, may also state that because the primary purpose of its engagement was not to establish or

E-1

confirm factual matters or financial or accounting matters, it is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or any amendment thereto. Such counsel, in the case of outside counsel to the Company, may further advise that, without limiting the generality of the foregoing, it further advises that it assumes no responsibility for and has not independently verified the accuracy, completeness or fairness of any statistics derived from the financial statements, the financial statements and any schedules and other financial data included in the Registration Statement or any amendment thereto or in any document incorporated by reference therein, and has not examined the accounting or financial records from which such financial statements, statistics derived from the financial statements, schedules (if any) and relevant data are derived.

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